IMPAIRMENT REVIEW	6 Months Ended
Jun. 30, 2024
IMPAIRMENT REVIEW
IMPAIRMENT REVIEW

3 IMPAIRMENT REVIEW

In 2022, the Group recorded an impairment charge of £111m for Preparation H since the carrying value of the brand was higher than the recoverable amount. In 2023, the carrying value of Preparation H continued to be sensitive to reasonably possible changes in key assumptions. In June 2024, if the discount rate for Preparation H had been 0.50% higher or the terminal growth rate, had been 0.50% lower than management’s estimates respectively, the Group would have to recognise a impairment of £104m or £65m respectively. There has been no change in circumstances since the year-end that would cause management to revise their view of this impairment.

Other than as disclosed above, management do not consider that any reasonably possible changes in the key assumptions would cause the fair value less costs of disposal of the individually significant brands to fall below their carrying values.